UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2018
______________________
Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan B
On May 30, 2018, Open Text Corporation (“Open Text”) and certain of its subsidiaries entered into an amended and restated credit agreement (the “Term Credit Agreement”) by and among Open Text, as borrower, the guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent (in such capacity, the “Term Agent”).

The Amended and Restated Credit Agreement amends and restates that certain Credit Agreement dated as of January 16, 2014, as amended as of June 16, 2016 and February 22, 2017, by and among Open Text, certain subsidiaries of Open Text party thereto, the guarantors party thereto, the Term Agent and the lenders from time to time party thereto, to provide for, among other things, (i) a replacement of the outstanding Term B loans maturing 2021 (the “Existing Term B Loans”) with new Term B loans (the “Refinanced Term B Loans”) borrowed by Open Text maturing 2025 in a principal amount of $1 billion (reflecting an increase of $234 million from the amount of Existing Term B Loans), (ii) a reduction of the interest rate margin applicable to such loans from 2.00% to 1.75% with respect to LIBOR advances (with an unchanged 0.00% LIBOR floor) and from 1.00% to 0.75% with respect to ABR advances, (iii) the release of certain foreign guarantors and related security and (iv) certain other amendments to, among other things, provide for additional operating flexibility.

The Refinanced Term B Loans amortize in equal quarterly installments of 0.25% of the original principal amount thereof, with the balance payable on the date that is seven years after the date of the Term Credit Agreement. The Refinanced Term B Loans are unconditionally guaranteed by each of the guarantors and are secured by a first charge on substantially all of the assets of the Borrower and the guarantors on a pari passu basis with the Revolver (as defined below). The proceeds of the Refinanced Term B Loans will be used to repay the Existing Term B Loans in full, repay a portion of the loans outstanding under the Revolver and otherwise for general corporate purposes.

Revolver
On May 30, 2018, Open Text and certain of its subsidiaries entered into a third amended and restated credit agreement (the “Revolver”), by and among Open Text ULC, Open Text Holdings, Inc. and Open Text, as borrowers, the guarantors party thereto, each of the lenders party thereto, Barclays Bank PLC, as administrative agent, collateral agent (in such capacity, the “Revolver Agent”) and swing line lender and Royal Bank of Canada as documentary credit lender.

The Third Amended and Restated Credit Agreement amends and restates that certain Second Amended and Restated Credit Agreement effective as of January 15, 2015 (as amended as of June 16, 2016, February 1, 2017, May 5, 2017 and September 16, 2017) by and among Open Text ULC, Open Text Holdings, Inc. and Open Text, as borrowers, the guarantors party thereto, each of the lenders party thereto and the Revolver Agent to provide for, among other things, (i) the release of certain foreign guarantors and related security, (ii) certain technical changes and (iii) certain other amendments to, among other things, provide for additional operating flexibility.

The foregoing description of the Term Credit Agreement and the Revolver is not intended to be complete and is qualified in its entirety by reference to the Term Credit Agreement and the Revolver, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Term Credit Agreement and the Revolver is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 30, 2018, OpenText issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished herewith as Exhibit 99.1.

This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by OpenText under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement dated as of May 30, 2018, by and among Open Text Corporation, as borrower, the guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent

10.2
Third Amended and Restated Credit Agreement dated as of May 30, 2018, by and among Open Text ULC, Open Text Holdings, Inc. and Open Text Corporation, as borrowers, the guarantors party thereto, each of the lenders party thereto, Barclays Bank PLC, as administrative agent, collateral agent and swing line lender and Royal Bank of Canada as documentary credit lender.

99.1	Press Release issued by Open Text Corporation on May 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 30, 2018	By:	/s/ Gordon A. Davies
Gordon A. Davies Executive Vice President, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

10.1
Amended and Restated Credit Agreement dated as of May 30, 2018, by and among Open Text Corporation, as borrower, the guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent and collateral agent

10.2
Third Amended and Restated Credit Agreement dated as of May 30, 2018, by and among Open Text ULC, Open Text Holdings, Inc. and Open Text Corporation, as borrowers, the guarantors party thereto, each of the lenders party thereto, Barclays Bank PLC, as administrative agent, collateral agent and swing line lender and Royal Bank of Canada as documentary credit lender.

99.1	Press Release issued by Open Text Corporation on May 30, 2018.